                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney

         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

     o   Form S-8 (Employee Stock Purchase Plan) (Registration No. 333-58203);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-58211);

     o Form S-8 (Sonat Offshore Drilling Savings Plan) (Registration No. 33-66036);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-12475);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 33-64776);

     o   Form S-3 (Shelf Registration) (Registration No. 333-24457);

     o   Form S-3 (Shelf Registration) (Registration No. 333-59001);

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S. $.01 per share, of the Company;

         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicholas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of May, 1999.



                                              /s/ W. Dennis Heagney
                                       ------------------------------------
                                       Name:

                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney

         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

     o   Form S-8 (Employee Stock Purchase Plan) (Registration No. 333-58203);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-58211);

     o Form S-8 (Sonat Offshore Drilling Savings Plan) (Registration No. 33-66036);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-12475);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 33-64776);

     o   Form S-3 (Shelf Registration) (Registration No. 333-24457);

     o   Form S-3 (Shelf Registration) (Registration No. 333-59001);

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S. $.01 per share, of the Company;

         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of May, 1999.



                                              /s/ RICHARD D. KINDER
                                       ------------------------------------
                                       Name:

                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney

         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

     o   Form S-8 (Employee Stock Purchase Plan) (Registration No. 333-58203);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-58211);

     o Form S-8 (Sonat Offshore Drilling Savings Plan) (Registration No. 33-66036);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-12475);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 33-64776);

     o   Form S-3 (Shelf Registration) (Registration No. 333-24457);

     o   Form S-3 (Shelf Registration) (Registration No. 333-59001);

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S. $.01 per share, of the Company;

         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of May, 1999.



                                               /s/ RONALD L. KUEHN
                                       ------------------------------------
                                       Name:

                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney

         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

     o   Form S-8 (Employee Stock Purchase Plan) (Registration No. 333-58203);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-58211);

     o Form S-8 (Sonat Offshore Drilling Savings Plan) (Registration No. 33-66036);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-12475);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 33-64776);

     o   Form S-3 (Shelf Registration) (Registration No. 333-24457);

     o   Form S-3 (Shelf Registration) (Registration No. 333-59001);

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S. $.01 per share, of the Company;

         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of May, 1999.



                                            /s/ ROBERT J. LANIGAN
                                       ------------------------------------
                                       Name:

                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney

         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

     o   Form S-8 (Employee Stock Purchase Plan) (Registration No. 333-58203);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-58211);

     o Form S-8 (Sonat Offshore Drilling Savings Plan) (Registration No. 33-66036);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-12475);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 33-64776);

     o   Form S-3 (Shelf Registration) (Registration No. 333-24457);

     o   Form S-3 (Shelf Registration) (Registration No. 333-59001);

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S. $.01 per share, of the Company;

         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of May, 1999.



                                             /s/ FRIDTJOF LORENTZEN
                                       ------------------------------------
                                       Name:

                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney

         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

     o   Form S-8 (Employee Stock Purchase Plan) (Registration No. 333-58203);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-58211);

     o Form S-8 (Sonat Offshore Drilling Savings Plan) (Registration No. 33-66036);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-12475);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 33-64776);

     o   Form S-3 (Shelf Registration) (Registration No. 333-24457);

     o   Form S-3 (Shelf Registration) (Registration No. 333-59001);

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S. $.01 per share, of the Company;

         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of May, 1999.



                                              /s/ MAX L. LUKENS
                                       ------------------------------------
                                       Name:

                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney

         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

     o   Form S-8 (Employee Stock Purchase Plan) (Registration No. 333-58203);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-58211);

     o Form S-8 (Sonat Offshore Drilling Savings Plan) (Registration No. 33-66036);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-12475);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 33-64776);

     o   Form S-3 (Shelf Registration) (Registration No. 333-24457);

     o   Form S-3 (Shelf Registration) (Registration No. 333-59001);

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S. $.01 per share, of the Company;

         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of May, 1999.



                                             /s/ MARTIN B. McNAMARA
                                       ------------------------------------
                                       Name:

                            TRANSOCEAN OFFSHORE INC.

                               Power of Attorney

         WHEREAS, TRANSOCEAN OFFSHORE INC., a Cayman Islands exempted company limited by shares (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and as contemplated by Rule 414 thereunder, post-effective amendments to the following Registration Statements:

     o   Form S-8 (Employee Stock Purchase Plan) (Registration No. 333-58203);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-58211);

     o Form S-8 (Sonat Offshore Drilling Savings Plan) (Registration No. 33-66036);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 333-12475);

     o   Form S-8 (Long Term Incentive Plan) (Registration No. 33-64776);

     o   Form S-3 (Shelf Registration) (Registration No. 333-24457);

     o   Form S-3 (Shelf Registration) (Registration No. 333-59001);

each including a related prospectus or prospectuses, with such further amendment(s) thereto (including further post-effective amendments) and any supplement(s) thereto (collectively, the "Post-Effective Amendments"), as prescribed by the Commission pursuant to the Securities Act and the rules and regulations thereunder, together with any and all exhibits and other documents relating to the Post-Effective Amendments, in each case as may be necessary or appropriate in connection with the registration of ordinary shares, par value U.S. $.01 per share, of the Company;

         NOW THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, Barbara S. Koucouthakis and Nicolas J. Evanoff, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Post-Effective Amendments, including the exhibits thereto and the prospectus or prospectuses referred to above, and any and all amendments thereto (including further post-effective amendments) and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act and any supplement(s) thereto and any and all instruments necessary or incidental in connection therewith, as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of May, 1999.



                                            /s/ KRISTIAN SIEM
                                       ------------------------------------
                                       Name:

                                       2